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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: November 12, 1998


                        Commission File Number:  0-26208


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                                KERAVISION, INC.

             (Exact name of Registrant as specified in its Charter)


     DELAWARE                                               77-0328942
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


                              48630 MILMONT DRIVE
                               FREMONT, CA  94538
                    (Address of principal executive offices)


                                 (510) 353-3000
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS

   On November 4, 1998, Keravision, Inc. appoints faculty to new medical education council. Further details regarding this announcement are contained on the Company's new release dated November 4, 1998, attached as exhibit hereto and incorporated by reference herein.

   On November 9, 1998, KeraVision, Inc. announced non-laser treatment for farsighted people could be alternative to eyeglasses, contacts, "irreversible" techniques. Further details regarding this announcement are contained in the Company's new release dated November 9, 1998, attached as exhibit hereto and incorporated by reference herein.

   On November 12, 1998, KeraVision, Inc. announced clinical results used
in PMA.   Further details regarding this announcement are contained in the Company's new release dated November 12, 1998, attached as exhibit hereto and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Exhibits:

                  99.7 KeraVision, Inc. News Release dated November 4, 1998.

                  99.8 KeraVision, Inc. News Release dated November 9, 1998.

                  99.9 KeraVision, Inc. News Release dated November 12, 1998.






















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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KERAVISION, INC.



                                    /s/Mark Fischer-Colbrie
                                    -----------------------
                                    Mark Fischer-Colbrie
                                    Vice President, Finance and
                                    Administration and Chief Financial
                                    Officer(Principal Financial and
                                    Accounting Officer)


Date:  November 12, 1998


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